Gains on Investment Securities and Dividends	12 Months Ended
Mar. 31, 2015
Gains on Investment Securities and Dividends

22. Gains on Investment Securities and Dividends

Gains on investment securities and dividends in fiscal 2013, 2014 and 2015 consist of the following:

	Millions of yen
	2013	2014	2015
Net gains on investment securities	¥28,805	¥19,412	¥50,617
Dividends income, other	6,009	7,769	5,778

	¥34,814	¥27,181	¥56,395

Trading activities—Net gains on investment securities include net trading gains of ¥3,435 million, net trading losses of ¥3,208 million and net trading gains of ¥2,843 million for fiscal 2013, 2014 and 2015, respectively. Gains on derivative trading instruments are included in income from discontinued operations for fiscal 2013. For further information, see Note 25 “Discontinued Operations.”